OLD MUTUAL ADVISOR FUNDS II

Supplement Dated May 17, 2006

This Supplement updates certain information contained in the currently effective Prospectuses of Old Mutual Advisor Funds II (the “Trust”), each dated July 22, 2005, as supplemented March 31, 2006. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.omfunds.com.

At meetings of shareholders of the Trust held on April 19, 2006, and May 17, 2006, shareholders of the series funds of the Trust (each a “Fund”) approved the following proposals:

1.

Shareholders of the Trust elected four trustees, Leigh A. Wilson, John R. Bartholdson, Jettie M. Edwards and Albert A. Miller, each of which will serve as a trustee of the Trust until the meeting of shareholders to be held in 2010 or their earlier retirement or removal;

2.	Shareholders of each Fund approved a new management agreement with Old Mutual Capital, Inc. (“Old Mutual Capital”);
3.	Shareholders of the Funds approved new investment sub-advisory agreements with the sub-advisers identified below:
	Fund	Sub-Adviser(s)
a.	Old Mutual Focused Fund, Old Mutual Large Cap Fund and Old Mutual Mid-Cap Fund	Liberty Ridge Capital, Inc. (“Liberty Ridge”)
b.	Old Mutual Small Cap Fund	Liberty Ridge and Eagle Asset Management, Inc. (“Eagle Asset Management”)
c.	Old Mutual Strategic Small Company Fund	Liberty Ridge, Eagle Asset Management and Copper Rock Capital Partners LLC (“Copper Rock”)
d.	Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Select Growth Fund	CastleArk Management, LLC and Turner Investment Partners, Inc. (“Turner Investment Partners”)
e.	Old Mutual Growth Fund	Munder Capital Management, Turner Investment Partners

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f.	Old Mutual Emerging Growth Fund	Copper Rock
g.	Old Mutual Columbus Circle Technology and Communications Fund	Columbus Circle Investors
h.	Old Mutual Barrow Hanley Value Fund	Barrow, Hanley, Mewhinney & Strauss, Inc.
i.	Old Mutual Analytic U.S. Long/Short Fund	Analytic Investors, Inc.
j.	Old Mutual TS&W Small Cap Value Fund	Thompson, Siegel & Walmsley, Inc.
k.	Old Mutual Heitman REIT Fund	Heitman Real Estate Securities, LLC
l.	Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Dwight Intermediate Fixed Income Fund	Dwight Asset Management Company
m.	Old Mutual Cash Reserves Fund	Wellington Management Company, LLP

4.

Shareholders of the Old Mutual Cash Reserves Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Select Growth Fund, Old Mutual Small Cap Fund, and Old Mutual Strategic Small Company Fund approved a proposal that will permit Old Mutual Capital, the investment adviser of these Funds, to hire unaffiliated sub-advisers or modify sub-advisory agreements with such sub-advisers upon approval of the Board of Trustees of the Trust, including the independent trustees, and upon notification to shareholders, but without shareholder approval.

Old Mutual Capital had been serving as interim investment adviser to each Fund since January 1, 2006. Each sub-adviser had been serving as interim investment sub-adviser to the above identified Fund or Funds since January 1, 2006. A description of Old Mutual Capital, each sub-adviser and the portfolio managers for each Fund are contained in the current Prospectuses.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

D-06-278 05/2006